Exhibit 10.2

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) is made as of June 6, 2014, by and among:

MICHAELS STORES, INC., a Delaware corporation (the “Lead Borrower”);

the Persons named on Schedule I hereto (together with the Lead Borrower, individually, a “Borrower”, and collectively, the “Borrowers”);

the Persons named on Schedule II hereto (individually, a “Facility Guarantor”, and collectively, the “Facility Guarantors”, and together with the Borrowers, individually, a “Loan Party”, and collectively, the “Loan Parties”);

the LENDERS party hereto; and

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Second Amended and Restated Credit Agreement dated as of September 17, 2012 (as amended, restated, supplemented (including pursuant to the Joinder Agreement referred to below) or otherwise modified and in effect from time to time, the “Credit Agreement”), by, among others, certain of the Loan Parties, the Lenders party thereto from time to time, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent, to which Michaels Funding, Inc. joined as a Facility Guarantor pursuant to that certain Joinder Agreement dated as of August 21, 2013 by and between the Loan Parties and the Agents;

WHEREAS, the Loan Parties have advised the Agents and the Lenders that they desire to incur (i) incremental term loans under the Term Loan Facility in an aggregate principal amount of $850,000,000 (the “New Term Loans”), and (ii) additional Senior Subordinated Notes in an aggregate principal amount of $250,000,000, the proceeds of which New Term Loans and Senior Subordinated Notes shall be used to pay in full all remaining Indebtedness and related obligations under the Senior Notes (such transactions, collectively, the “Indebtedness Refinancing”), and any excess proceeds not required for the Indebtedness Refinancing shall be used for any purpose permitted by the Credit Agreement;

WHEREAS, absent the consent of the Required Lenders, the Indebtedness Refinancing is not permitted under the terms of the Loan Documents;

WHEREAS, the Loan Parties have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement to permit the Indebtedness Refinancing and to make certain other changes as set forth herein; and

WHEREAS, the Required Lenders have agreed to do so, in each case subject to the terms and conditions hereof.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in Credit Agreement unless otherwise defined herein.

2.                                      Amendments to Article I of Credit Agreement.  The provisions of Article I of the Credit Agreement are hereby amended as follows:

(a)                                 By deleting the definition of “LIBO Rate” in its entirety and substituting the following new definition in its stead:

“LIBO Rate” means:

(a)                                 for any Interest Period with respect to a LIBO Loan, the per annum rate which appears on the Reuters Screen LIBOR01 page as of 11:00 a.m., London time, on the second London Business Day preceding the first day of such Interest Period (or if such rate does not appear on the Reuters Screen LIBOR01 Page, then the rate as determined by the Administrative Agent from another recognized source or interbank quotation), for a term, and in an amount, comparable to the Interest Period and the amount of the LIBO Loan requested (whether as an initial LIBO Loan or as a continuation of a LIBO Rate Loan or as a conversion of a Prime Rate Loan to a LIBO Loan) by the Borrowers in accordance with this Agreement (and, if any such rate is below zero, the LIBO Rate shall be deemed to be zero), which determination shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error.  If such rate is not available at such time for any reason, then the “LIBO Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBO Loan being made, continued or converted by Wells Fargo and with a term equivalent to such Interest Period would be offered to Wells Fargo by major banks in the London interbank eurodollar market in which Wells Fargo participates at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; and

(b)                                 for any interest calculation with respect to a Prime Rate Loan on any date, (i) the per annum rate which appears on the Reuters Screen LIBOR01 page London time determined two (2) Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one (1)

month commencing that day (or if such rate does not appear on the Reuters Screen LIBOR01 Page, then the rate as determined by the Administrative Agent from another recognized source or interbank quotation), or (ii) if the rate described in clause (i) above is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Prime Rate Loan being made or maintained and with a term equal to one (1) month would be offered to Wells Fargo by major banks in the London interbank eurodollar market in which Wells Fargo participates at its request at the date and time of determination.

b)                                     By amending the definition of “Obligations” by adding the following new proviso at the end of the first sentence thereof:

provided, that the Obligations shall not include any Excluded Swap Obligations.

(c)                                  By deleting the definition of “Senior Notes” in its entirety and substituting the following new definition in its stead:

“Senior Notes” means, collectively, (i) the $800,000,000 aggregate principal amount of the Lead Borrower’s 7 3/4% Senior Notes due 2018 issued on October 21, 2010 and any senior notes issued in exchange or substitution therefor pursuant to the registration rights agreement related thereto entered into by the Lead Borrower on October 21, 2010, and (ii) the $200,000,000 aggregate principal amount of the Lead Borrower’s 7 3/4% Senior Notes due 2018 issued on September 27, 2012 and any senior notes issued in exchange or substitution therefor pursuant to the registration rights agreement related thereto entered into by the Lead Borrower on September 27, 2012.

(d)                                 By deleting the definition of “Senior Subordinated Notes” in its entirety and substituting the following new definition in its stead:

“Senior Subordinated Notes” means, collectively, (i) the $260,000,000 aggregate principal amount of the Lead Borrower’s 5 7/8% Senior Subordinated Notes due 2020 issued on December 19, 2013, (ii) the $250,000,000 aggregate principal amount of the Lead Borrower’s 5 7/8% Senior Subordinated Notes due 2020 issued on or about June 16, 2014.

(e)                                  By deleting the definition of “Senior Subordinated Note Documents” in its entirety and substituting the following new definition in its stead:

“Senior Subordinated Note Documents” means the documents, instruments and other agreements now or hereafter executed and delivered in connection with the Senior Subordinated Notes, including, without limitation, the Indenture dated as of December 19, 2013 among the Lead Borrower, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee or any supplemental indenture.

(f)                                   By deleting the definition of “Term Loan Agreement” in its entirety and substituting the following new definition in its stead:

“Term Loan Agreement” means that certain Amended and Restated Credit Agreement dated January 28, 2013 by and among the Lead Borrower, as borrower, Deutsche Bank AG New York Branch as administrative agent and as collateral agent, and the lenders party thereto from time to time (or any predecessor agreement thereto), as such Term Loan Agreement may be amended, modified, or supplemented from time to time to the extent permitted pursuant to SECTION 6.13 hereof and pursuant to the Intercreditor Agreement, and any credit agreement, indenture or similar agreement evidencing a Permitted Refinancing of the Term Loan Facility.

(g)                                  By deleting the definition of “Term Loan Facility” in its entirety and substituting the following new definition in its stead:

“Term Loan Facility” means one or more term loan facilities established pursuant to the Term Loan Agreement in a principal amount not to exceed the sum of $2,478,000,000 plus the Available Incremental Amount (as defined in the Term Loan Agreement as in effect as of the First Amendment Effective Date), as such one or more term loan facilities may be amended, modified, or supplemented from time to time to the extent permitted pursuant to SECTION 6.13 hereof and pursuant to the Intercreditor Agreement, and any one or more Permitted Refinancings of any portion thereof.

(h)                                 By adding the following new definition thereto in appropriate alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Facility Guarantor or any Borrower other than the Lead Borrower, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Facility Guarantor of, or obligations of such Borrower under, or the grant by such Facility Guarantor or such Borrower of a security interest to secure, such Swap Obligation (or any Guarantee thereof or obligations thereunder) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Facility Guarantor’s or Borrower’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Facility Guarantor or obligations of such Borrower or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee, obligations or security interest is or becomes illegal.

“First Amendment Effective Date” means June 6, 2014.

“Indebtedness Refinancing” has the meaning set forth in that certain First Amendment to Second Amended and Restated Credit Agreement dated as of the First Amendment Effective Date by and among the Agents, the Required Lenders party thereto, and the Loan Parties.

“Indebtedness Refinancing Date” means the date on which the Indebtedness Refinancing has been consummated.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Facility Guarantor or any Borrower other than the Lead Borrower, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

3.                                      Amendments to Article VI of Credit Agreement.   The provisions of Article VI of the Credit Agreement are hereby amended as follows:

(a)                                 By amending Section 6.03 thereof by deleting clause (bb) therefrom in its entirety and substituting in its stead the following new clause (bb):

(bb)                          Extensions, renewals and replacements of any such Indebtedness described in clauses (b), (c), (d), (e), (f), (g), (m), (n), (t), (u), (v), (w), (x) and (aa) above provided that such Indebtedness constitutes a Permitted Refinancing or a Permitted Refinancing of a Permitted Refinancing.

(b)                                 By amending Section 6.11 thereof by deleting the word “and” from the end of clause (h) thereof, re-lettering clause (i) as clause (j), and inserting in its stead the following new clause (i):

(i)                                     the Indebtedness Refinancing; and

4.                                      Amendment to Article IX of Credit Agreement.  The provisions of Article IX of the Credit Agreement are hereby amended by adding the following new Section 9.27 at the end thereof:

SECTION 9.27              Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Facility Guarantee or as a Borrower other than the Lead Borrower in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this SECTION 9.27 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this SECTION 9.27, or otherwise under the Facility Guarantee or the Credit Agreement in respect of the Other Liabilities, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until payment in full of the Obligations and termination of the Commitments. Each Qualified ECP Guarantor intends that this SECTION 9.27 constitute, and this SECTION 9.27 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

5.                                      Certain Acknowledgments.  The parties hereto acknowledge and agree as follows:

(a)                                 The Subordinated Discount Notes were redeemed and paid in full on or about November 1, 2012.  Accordingly, all references to “Subordinated Discount Notes”, “Subordinated Discount Note Documents” and the Indebtedness evidenced thereby are hereby deleted from the Loan Documents.

(b)                                 The Senior Notes shall be redeemed and paid in full on the Indebtedness Refinancing Date.  Accordingly, from and after the consummation of the Indebtedness Refinancing, all references to “Senior Notes”, “Senior Note Documents” and the Indebtedness evidenced thereby shall be deleted from the Loan Documents.

(c)                                  Michaels Funding, Inc., a Delaware corporation, was formed on July 17, 2013 and joined the Loan Documents as a Facility Guarantor on August 21, 2013.  Such Person constitutes “Holdco” under and as defined in the Credit Agreement.  Accordingly, all references to “Parent” in the Loan Documents shall mean and refer to Michaels Funding, Inc., a Delaware corporation and owner of one hundred percent (100%) of the Capital Stock of the Lead Borrower.

(d)                                 The Required Lenders hereby consent to any amendments to the Term Loan Agreement entered into in connection with the incurrence of the New Term Loans and the granting of security and provision of guaranties for the New Term Loans

(which security and guaranties shall be on the same terms as those securing and guaranteeing the Term Loan Facility as in effect as of the date hereof), in each case to the extent substantially in the form of the draft amendment to the Term Loan Agreement provided to the Required Lenders on the date hereof (or with such changes as are agreed to by the Agents) and otherwise in compliance with Section 2.17 of the Term Loan Agreement (as in effect as of the date hereof).

6.                                      Ratification of Loan Documents.  Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Security Agreement, the Facility Guarantee and the other Loan Documents remain in full force and effect.  The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement, the Security Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof, other than representations and warranties that relate solely to an earlier date, which are true and correct in all material respects as of such earlier date, provided that any representations and warranties which are qualified as to “materiality”, “Material Adverse Effect” or similar language are true and correct in all respects as of such respective dates. The Facility Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Facility Guarantors under, and as defined in, the Facility Guarantee include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment.  The Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral previously pledged to the Collateral Agent, for the benefit of the Secured Parties, pursuant thereto (to the extent not released prior to the date hereof), shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents.

7.                                      Conditions to Effectiveness.  This Amendment shall not be effective until each of the following conditions precedent has been fulfilled, but subject to the terms of Section 9 hereof:

(a)                                 The Administrative Agent shall have received from each Loan Party and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of each such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic pdf copy of a signed signature page of this Amendment) that each such party has signed a counterpart of this Amendment.

(b)                                 All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

(c)                                  The Loan Parties shall have paid in full all Credit Party Expenses (including the reasonable fees and expenses of counsel to the Administrative Agent and the Collateral Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and related documents.

(d)                                 The Administrative Agent shall have received such additional documents, instruments, and agreements as any Agent may reasonably request in connection with the transactions contemplated hereby, in each case in form and substance reasonably satisfactory to the Administrative Agent.

8.                                      Post-First Amendment Effective Date Covenants.  On the Indebtedness Refinancing Date, the Loan Parties shall deliver to the Administrative Agent:

(a)                                 true and complete copies of (i) an amendment to the Term Loan Agreement evidencing the incurrence of the New Term Loans in an original principal amount of $850,000,000, which amendment shall be permitted by the terms of the Credit Agreement and the Intercreditor Agreement, (ii) a supplemental indenture with respect to the Senior Subordinated Note Documents evidencing the incurrence of additional Senior Subordinated Notes in an original principal amount of $250,000,000, which amendment shall be permitted by the terms of the Credit Agreement, in each case duly executed by the parties thereto, and (iii) a certificate, in form and substance reasonably satisfactory to the Administrative Agent and duly executed by a Responsible Officer of the Lead Borrower, containing a representation and warranty that (x) the New Term Loans do not violate the terms of the Indenture, dated as of December 19, 2013, among the Lead Borrower, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee, governing the 5 7/8% Senior Subordinated Notes due 2020 (the “New Senior Subordinated Notes Indenture”) or the Indenture, dated as of July 19, 2013, among Michaels FinCo Holdings, LLC, Michaels FinCo, Inc. and Law Debenture Trust Company of New York, as trustee, governing the 7.50%/8.25% Senior PIK Toggle Notes due 2018 (the “PIK Notes Indenture”), and (y) the incurrence of the New Term Loans is permitted pursuant to Section 4.09(a) of each of the New Senior Subordinated Notes Indenture and the PIK Notes Indenture;

(b)                                 evidence of discharge of the Senior Note Documents and payment in full of the Senior Notes and any supplemental notes issued pursuant to the Senior Note Documents, which evidence shall be in form and substance reasonably satisfactory to the Administrative Agent; and

(c)                                  an acknowledgment to the Intercreditor Agreement, in form and substance reasonably satisfactory to the Administrative Agent and duly executed by the Term Agent and the Loan Parties, which acknowledgment shall contain certain statements with respect to the New Term Loans to be made on the Indebtedness Refinancing Date.

Notwithstanding anything to the contrary, the Loan Parties acknowledge and agree that the failure of the Loan Parties to comply with any provision of this Section 8 shall constitute an immediate Event of Default pursuant to Section 7.01(b)(i) of the Credit Agreement.

9.                                      Indebtedness Refinancing Date.  The parties hereto acknowledge and agree that if the Indebtedness Refinancing Date shall not have occurred on or before September 30, 2014, the amendments to the Credit Agreement described in Sections 2(g), 5(b) and 5(d) hereof shall cease to be effective from and after such date unless the Agents and Required Lenders agree in writing to extend such date (which agreement may be given or withheld in the Agents’ and Required Lenders’ sole discretion).

10.                               Representations and Warranties.

(a)                                 The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (x) contravene the terms of any of such Person’s Organization Documents, (y) conflict with or result in any breach or contravention of, or the creation of any Lien under or require any payment to be made under (i) any contractual obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (z) violate any Applicable Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (y)(i), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b)                                 This Amendment has been duly executed and delivered by each Loan Party that is party thereto.  This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

(c)                                  On the First Amendment Effective Date, after giving effect to the transactions contemplated by this Amendment, the Loan Parties, on a Consolidated basis, are Solvent.  On the Indebtedness Refinancing Date, after giving effect to the Indebtedness Refinancing, the Loan Parties, on a Consolidated basis, shall be Solvent.

(d)                                 No Material Adverse Effect has occurred since February 1, 2014.

(e)                                  No consents, licenses or approvals are required in connection with the execution, delivery, or performance by, or enforcement against, any Loan Party, of this Amendment, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

(f)                                   No Default or Event of Default has occurred and is continuing.

11.                               Miscellaneous.

(a)                                 Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents, the other Secured Parties, or their respective parents, affiliates, predecessors, successors, or assigns, or their officers, directors, employees, attorneys, or representatives, with respect to the Obligations, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor.

(b)                                 This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or by electronic pdf copy of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.  The Administrative Agent and the Collateral Agent may also require that any such documents and signatures delivered by telecopier or by electronic pdf copy be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or by electronic pdf copy.

(c)                                  This Amendment, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.

(d)                                 If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)                                  This Amendment was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

(f)                                   THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW THEREOF (BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW); PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed as of the date first above written.

MICHAELS STORES, INC., as Lead Borrower and as a Borrower

By:	/s/ Charles M. Sonsteby
Name:	Charles M. Sonsteby
Title:	Chief Administrative Officer & Chief Financial Officer

AARON BROTHERS, INC., as a Borrower

By:	/s/ Charles M. Sonsteby
Name:	Charles M. Sonsteby
Title:	Chief Administrative Officer & Chief Financial Officer

MICHAELS STORES PROCUREMENT COMPANY, INC., as a Borrower

By:	/s/ Charles M. Sonsteby
Name:	Charles M. Sonsteby
Title:	Chief Administrative Officer & Chief Financial Officer

ARTISTREE, INC., as a Borrower

By:	/s/ Charles M. Sonsteby
Name:	Charles M. Sonsteby
Title:	Chief Administrative Officer & Chief Financial Officer

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

MICHAELS FINANCE COMPANY, INC., as a Facility Guarantor

By:	/s/ Charles M. Sonsteby
Name:	Charles M. Sonsteby
Title:	Chief Administrative Officer & Chief Financial Officer

MICHAELS STORES CARD SERVICES, LLC, as a Facility Guarantor

By:	/s/ Charles M. Sonsteby
Name:	Charles M. Sonsteby
Title:	Chief Administrative Officer & Chief Financial Officer

MICHAELS FUNDING, INC., as a Facility Guarantor

By:	/s/ Charles M. Sonsteby
Name:	Charles M. Sonsteby
Title:	Chief Administrative Officer & Chief Financial Officer

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Lender, Swingline Lender and Issuing Bank

By:	/s/ Connie Liu
Name:	Connie Liu
Title:	Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Tom Floyd
Name:	Tom Floyd
Title:	Authorized Officer

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ashwin Ramakrishna
Name:	Ashwin Ramakrishna
Title:	Authorized Signatory

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Lisa Wong
Name:	Lisa Wong
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ David Vega
Name:	David Vega
Title:	Managing Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ Sally Reyes
Name:	Sally Reyes
Title:	Authorized Signatory

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ John Durland
Name:	John Durland
Title:	Authorized Signatory

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

RBS BUSINESS CAPITAL, A DIVISION OF RBS ASSET FINANCE, INC., A SUBSIDIARY OF RBS CITIZENS, N.A., as a Lender

By:	/s/ Michael Ganann
Name:	Michael Ganann
Title:	Senior Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/ Angela Leake
Name:	Angela Leake
Title:	Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

REGIONS BANK, as a Lender

By:	/s/ Hossein Khejehnouri
Name:	Hossein Khejehnouri
Title:	Attorney-in-fact

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ William Patton
Name:	William Patton
Title:	AVP

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Sharon Prusakowski
Name:	Sharon Prusakowski
Title:	Vice President

By:	/s/ John Finore
Name:	John Finore
Title:	Vice President

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

BANK OF MONTREAL, as a Lender

By:	/s/ Kara Goodwin
Name:	Kara Goodwin
Title:	Director

Signature Page to First Amendment to Second Amended and Restated Credit Agreement

Schedule I

Borrowers other than the Lead Borrower

Aaron Brothers, Inc.

Michaels Stores Procurement Company, Inc.

Artistree, Inc.

Schedule II

Facility Guarantors

Michaels Finance Company, Inc.

Michaels Stores Card Services, LLC

Michaels Funding, Inc.